Umpqua Holdings Corporation 2nd Quarter 2019 Earnings Conference Call Presentation July 18, 2019

Forward-looking Statements This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. In this press release we make forward-looking statements about strategic investments, fee income initiatives, sale of MSR and MSR fair value volatility. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; the effect of interest rate increases on the cost of deposits; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our ability to effectively manage problem credits; our ability to successfully implement efficiency and operational excellence initiatives on time and in amounts projected; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

Umpqua Next Gen Balanced Growth Human Digital Operational Excellence Q2 Balanced Growth: • Go To, the industry’s first human • 2019 YTD Non-Interest Expense down • $575 million, 10.8% annualized, in digital banking platform, launched 8% from the same period a year ago deposit growth in April now has over 27,000 • NIE YTD 2019 = $352 million • Growth in non-interest customers enrolled • NIE YTD 2018 = $382 million bearing deposits of over 3,000 accounts during • Implemented predictive analytics • Rationalized 20 stores YTD 2019 quarter tool in Commercial & Corporate • 8 additional stores identified to be banking to assist bankers with consolidated by end of the year • $547 million, 10.7% annualized in serving their customers loan & lease growth • Using algorithms to predict • Achieved $24 million of annualized • Full customer relationship future products and services savings with Phase I of Operational focused growth in C&I of based on current activity Excellence $208 million and residential real estate of $272 million • Added over 20 experienced, customer facing associates year to date in Commercial & Corporate banking and Global Payments and Deposits 3

Q2 2019 Highlights (compared to Q1 2019) • Net income of $111.8 million, or $0.51 per diluted common share • Net interest income decreased by $10.5 million on a quarter to quarter basis primarily driven by higher levels of bond premium amortization as the decrease in long-term rates during the second quarter resulted in higher prepayment speeds compared to the prior quarter; • Provision for loan and lease losses increased by $5.7 million, due to growth in the overall loan portfolio; • Net charge-offs decreased by one basis point to 0.26% of average loans and leases (annualized); • Non-interest income increased by $76.1 million, driven primary by the $81.9 million gain resulting from the sale of the Visa Class B stock and partially offset by a $7.2 million loss on debt securities; • Non-interest expense increased by $8.8 million, driven primarily by higher mortgage banking-related expenses, higher loss on OREO, higher marketing expenses, partially offset by a seasonal decrease in payroll taxes and lower group insurance charges; • Non-performing assets to total assets improved to 0.28% from 0.32%; • Estimated total risk-based capital ratio of 13.7% and estimated Tier 1 common to risk weighted assets ratio of 10.9%; 4 • Declared a quarterly cash dividend of $0.21 per common share.

Selected Ratios For the quarter ended Performance Credit Quality Capital (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports. 5

Summary Income Statement (in millions) Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Net interest income before provision $227.2 $237.7 $247.4 $241.4 $224.9 Provision for loan and lease losses 19.4 13.7 17.2 11.7 13.3 Net interest income after provision 207.8 224.0 230.2 229.7 211.6 Non-interest income 121.8 45.7 56.8 72.4 71.7 Non-interest expense 180.4 171.6 178.5 179.3 195.6 Income before provision for income taxes 149.2 98.1 108.5 122.8 87.7 Provision for income taxes 37.4 24.1 28.2 31.8 21.7 Net income $111.8 $74.0 $80.3 $91.0 $66.0 6

Net Interest Income (in millions) Reported Net Interest Income (in millions) Base Net Interest Income $250 $247.4 $250 $245 $245 $243.2 $241.4 $240 $237.7 $240 $235 $235 $232.5 $229.5 $230 $227.2 $230 $224.9 $224.2 $225 $225 $221.6 $220 $220 $215 $215 $210 $210 $205 $205 $200 $200 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 (1) Impact from change in accounting methodology on the interest income method for residential mortgage-backed securities and collateralized mortgage obligations. Refer to notable items in prior earning releases for more information. 7 Note: tables may not foot due to rounding.

Net Interest Margin Net Interest Margin 4.15% 4.20% 4.09% 4.09% 4.03% 4.00% 3.89% 3.89% 3.94% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 3.88% 3.80% 3.70% Reported Net Interest 3.61% Margin 3.89% 4.09% 4.15% 4.03% 3.70% 3.60% Impact from Change in Accounting Methodology¹ (0.13)% (0.12)% 3.40% Accretion Related to Acquired 3.20% Loans (0.14)% (0.08)% (0.06)% (0.09)% (0.09)% Base Net Interest Margin 3.88% 3.89% 4.09% 3.94% 3.61% 3.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Reported Net Interest Margin Base Net Interest Margin NIM – Taxable Bond Premium Amortization & Recapture Details Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Bond Premium in $ millions (Amortization)/Recapture ($12.5mm) $3.3mm $6.1mm ($1.6mm) ($10.4mm) Net NIM Impact in basis points (0.22)% 0.06% 0.10% (0.03)% (0.17)% Accretive/(Dilutive) (1) Impact from change in accounting methodology on the interest income method for residential mortgage-backed securities and collateralized mortgage obligations. Refer to notable items in prior earning releases for more information. 8 Note: tables may not foot due to rounding.

Provision For Loan and Lease Losses (in millions) Provision for Loan and Lease Losses $25.0 $20.0 $15.0 $10.0 $19.4 $17.2 $13.3 $13.7 $11.7 $5.0 $- Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 9

Non-Interest Income (in millions) $135 $115 $16.0 $4.0 $95 $9.5 $2.1 $3.3 $75 $15.5 $15.6 $55 $4.2 $3.9 $75.4 $16.0 $4.2 $33.2 $31.5 $35 $15.3 $15.2 $3.8 $2.1 $2.1 $2.1 $11.2 $1.3 $2.8 $2.5 $0.4 $2.2 $15 $0.8 $0.7 $16.8 $17.0 $16.4 $11.8 $11.5 $(1.4) $(0.5) -$5 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Other (1) Net Gain/(Loss) on Investment Securities Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage revenue Service charges . 10 Note: tables may not foot due to rounding.

Mortgage Banking Closed mortgage volume (in millions) Gain on sale margin $1,400 4.50% $1,134 $1,180 $1,200 $1,081 4.00% $1,000 $902 $806 3.35% $800 $698 3.50% 3.32% $839 $757 $600 $589 $487 2.95% 3.00% 2.77% 2.83% $400 2.50% $200 $482 $295 $324 $313 $319 $0 2.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Portfolio For Sale Residential mortgage banking revenue summary (in millions) Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Origination and Sale $28.2 $21.0 $16.7 $14.4 $23.2 Servicing 10.4 10.3 11.6 10.8 $11.0 Change in fair value of MSR asset: Changes due to collection/realization of (5.9) (6.0) (6.4) (6.4) (6.9) expected cash flows over time Changes due to valuation 0.5 6.2 (6.6) (7.5) (17.8) inputs or assumptions 11 Note: tables may not foot due to rounding. Total $33.2 $31.5 $15.2 $11.2 $9.5

Non Interest Expense Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge (in millions) (in millions) $0.9 $1.2 $(1.3) $205.0 110.0% $1.6 $195.6 $(0.8) $195.0 $2.7 $(0.3) $180.4 $179.3 $178.5 100.0% $4.8 $185.0 $180.4 Thousands $171.6 90.0% $175.0 $171.6 $165.0 80.0% $155.0 65.8% 70.0% 60.4% $145.0 57.1% 58.6% 60.0% $135.0 51.6% 50.0% $125.0 $115.0 40.0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 019 Non-interest expense Efficiency ratio 12

Selected Balance Sheet (in millions) Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Total assets $27,986.1 $27,355.6 $26,939.8 $26,615.1 $26,480.6 Interest bearing cash and temporary investments 691.3 605.8 287.2 570.3 488.5 Investment securities available for sale, fair value 2,698.4 2,894.8 2,977.1 2,864.4 2,854.4 Loans and leases, gross 20,953.4 20,406.0 20,422.7 19,854.0 19,639.5 Allowance for loan and lease losses (151.1) (144.9) (144.9) (144.0) (144.6) Goodwill and other intangibles, net 1,808.8 1,810.2 1,811.6 1,813.2 1,814.7 Deposits 21,819.0 21,243.9 21,137.5 20,892.8 20,744.5 Securities sold under agreements to repurchase 308.1 288.9 297.2 287.0 273.7 Term debt 821.7 932.4 751.8 751.8 801.7 Total shareholders' equity 4,228.5 4,112.3 4,056.4 4,003.9 3,981.1 Ratios: Loan to deposit ratio 96.0% 96.1% 96.6% 95.0% 94.7% Book value per common share $19.18 $18.65 $18.42 $18.18 $18.08 Tangible book value per common share (1) $10.97 $10.44 $10.19 $9.95 $9.84 Tangible common equity to tangible assets (1) 9.2% 9.0% 8.9% 8.8% 8.8% 13 (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth (in billions) Loans and Leases (Gross) $25.0 As of June 30, 2019 $20.4 $21.0 3% Non-owner occupied term CRE $20.0 $19.0 $17.4 Owner occupied term CRE $16.8 6% $15.3 17% Multifamily $15.0 Commercial construction 19% 11% Residential development $10.0 $7.7 Commercial term $6.4 $6.5 $7.2 Commercial lines of credit & other 7% $5.0 Leases & equipment finance 6% 16% Mortgage 11% $0.0 Home equity lines & loans 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 1% 3% Consumer & other 2019 (in billions) Total Deposits $25.0 As of June 30, 2019 $21.1 $21.8 $19.0 $19.9 $20.0 $17.7 $16.9 Demand, non-interest $15.0 20% bearing Demand, interest bearing $9.4 $9.2 $9.4 $9.1 $10.0 31% 7% Money market $5.0 Savings $0.0 11% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 31% Time 2019 14 (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Lease Portfolio Repricing Schedule Loan and Lease Portfolio (1) Adjustable Rate Breakout – Q2 2019 (1) 100% 12.8% 90% 30.0% 80% 42.1% 42.3% 42.2% 42.4% 42.4% 23.4% 70% 30.7% 60% 3.1% 50% Libor 6 Month Libor 12 Month 3 Year 5 Year Other 25.9% 26.5% 27.4% 27.3% 27.9% 40% 30% Floating Rate Breakout – Q2 2019 (1) 20% 0.5% 32.0% 31.2% 30.4% 30.2% 29.7% 10% 34.6% 0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 64.9% Fixed Rate Floating Rate (monthly repricing) Adjustable (> 1 month repricing) Prime Libor 1 Month Other  (1) Includes loans available for sale. 15  Note: totals may not foot due to rounding.

Loan and Lease Portfolio Characteristics

Mortgage

- Represents 19% of overall portfolio
- Total delinquencies of 0.94%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $448,000
- Average FICO of 760 and LTV of 65%

Non-owner Occupied CRE

- Represents 17% of overall portfolio
- Total delinquencies of 0.26%
- Annualized net charge-off rate of 0.10%
- Average loan size of $1.5 million
- Average LTV of 53% and DSC of 1.8

Commercial & Industrial

- Represents 17% of overall portfolio
- Total delinquencies of 0.41%
- De minimis annualized net charge-off rate of < 0.01%
- Average loan size of $585,000

Geographic Diversification



Other 11%
Portland / Vancouver 12%
WA, Other 6%
Southern CA 17%
OR, Other 13%
Puget Sound 16%
Northern CA 13%
Bay Area 12%

Owner Occupied CRE

- Represents 11% of overall portfolio
- Total delinquencies of 0.37%
- Annualized net charge-off rate of 0.02%
- Average loan size of $780,000
- Average LTV of 54%

Multifamily

- Represents 16% of overall portfolio
- Total delinquencies of 0.00%
- Annualized net charge-off rate of 0.00%
- Average loan size of $1.6 million
- Average LTV of 54% and DSC of 1.6

Lease & Equipment Finance (FinPac)

- Represents 7% of overall portfolio
- Total delinquencies of 2.21%
- Annualized net charge-off rate of 3.49%
- ~10% average yield
- Average loan size of $36,000

Note: Balances and delinquencies as of June 30, 2019. Annualized net charge-off rate for Q2 2019. LTV, FICO and Debt Service Coverage (DSC) are based on weighted average for portfolio. LTV for the Mortgage portfolio represents average LTV based on most recent appraisal against updated loan balance.

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Credit Quality Non-performing assets to total assets Classified Assets 1.60% 15.00% 1.00% 1.40% 14.00% 1.20% 13.00% 0.80% 12.00% 1.00% 0.86% 0.83% 0.75% 11.00% 0.60% 0.80% 0.66% 0.68% 10.00% 0.37% 0.60% 0.34% 0.36% 9.00% 0.40% 0.32% 0.28% 9.70% 0.40% 9.20% 8.00% 8.50% Classified Assets / RBC 0.20% 0.20% 7.00% Classified/ Loans Total Loans 7.40% 7.57% 0.00% 6.00% 0.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Classified Loans to Total Loans Classified Assets to Risk-Based Capital Allowance for loan and lease losses to loans Net charge-offs to average loans and leases (annualized) and leases 4.00% 3.59% 1.00% 3.23% 3.49% 3.50% 3.00% 3.10% 0.80% 3.00% 2.50% 0.60% 0.74% 0.73% 0.71% 0.71% 0.72% 2.00% 0.40% 1.50% 1.00% 0.32% 0.20% 0.50% 0.22% 0.25% 0.27% 0.26% 0.00% 0.01% 0.06% 0.09% 0.06% 0.02% 0.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Umpqua Bank (ex FinPac) FinPac Umpqua Holdings Consolidated 17

Capital Management • All regulatory capital ratios remained in excess of well-capitalized and internal policy limits • Focused on prudently managing capital • Declared quarterly dividend of $0.21 per share, ~5.06% current dividend yield ² • Q2 total payout ratio of 42% Q2 2019 Capital Ratios (1) 13.7% 10.9% 10.9% 9.2% 9.3% Tangible Common Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Equity/Tangible Assets 1. Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. 18 2. As of closing stock price on 6/28/2019

Appendix – Non GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value (In thousands, except per share data) June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 June 30, 2018 Total shareholders' equity $4,228,507 $4,112,326 $4,056,442 $4,003,893 $3,981,087 Subtract: Goodwill 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 21,155 22,560 23,964 25,506 27,047 Tangible equity - common $2,419,701 $2,302,115 $2,244,827 $2,190,736 $2,166,389 Total assets $27,986,075 $27,355,625 $26,939,781 $26,615,067 $26,480,601 Subtract: Goodwill 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 21,155 22,560 23,964 25,506 27,047 Tangible assets $26,177,269 $25,545,414 $25,128,166 $24,801,910 $24,665,903 Common shares outstanding at period end 220,499 220,457 220,255 220,238 220,205 Total shareholders' equity to total assets ratio 15.11% 15.03% 15.06% 15.04% 15.03% Tangible common equity ratio 9.24% 9.01% 8.93% 8.83% 8.78% Book value per common share $19.18 $18.65 $18.42 $18.18 $18.08 Tangible book value per common share $10.97 $10.44 $10.19 $9.95 $9.84 20

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